EXHIBIT 5.1
[DUANE MORRIS LLP LETTERHEAD]
May 12, 2009
Board of Directors
F.N.B. Corporation
One F.N.B. Boulevard
Hermitage, Pennsylvania 16148

Re:	F.N.B. Corporation (the “Corporation”) Registration Statement on Form S-3ASR
Ladies and Gentlemen:
     We have acted as counsel to the Corporation, a Florida corporation, in connection with its Registration Statement on Form S-3 (the “Registration Statement”) filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement, including the prospectus which forms a part of the Registration Statement (the “Prospectus”), and as may be supplemented from time to time by one or more prospectus supplements (each, a “Prospectus Supplement”), provides for the registration by the Corporation of:
     1. Shares of common stock, par value $.01 per share (the “Common Stock”);
     2. Shares of preferred stock, par value $.01 per share (the “Preferred Stock”);
     3. Senior debt securities in one or more series or subordinated debt securities in one or more series (the senior or subordinated debt securities, together, the “Debt Securities”), which the Corporation may issue under the respective indentures (each, including any supplements to the respective indentures between the Corporation and a trustee to be selected by the Corporation, an “Indenture”) filed as Exhibit 4.5 or Exhibit 4.7 to the Registration Statement;
     4. Depositary shares (the “Depositary Shares”) evidenced by depositary receipts (the “Depositary Receipts”) representing fractional shares of Preferred Stock, which the Corporation may issue under a deposit agreement between the Corporation and a depositary to be selected by the Corporation, to be dated on or about the date of the first issuance of Depositary Shares thereunder;
     5. Warrants to purchase the Common Stock, the Preferred Stock, the Debt Securities or the Depositary Shares (the “Securities Warrants”), which the Corporation may issue under warrant agreements between the Corporation and a warrant agent to be selected

Board of Directors
F.N.B. Corporation

May 12, 2009
by the Corporation, to be dated on or about the date of the first issuance of the applicable Securities Warrants thereunder;
     6. Stock purchase contracts for the purchase from the Corporation or sale to the Corporation of the Common Stock, the Preferred Stock or the Depositary Shares (the “Stock Purchase Contracts”);
     7. Stock purchase units consisting of a Stock Purchase Contract and any combination of Debt Securities, Common Stock, other Stock Purchase Contracts and debt obligations of third parties, including U.S. Treasury securities, securing the holders’ obligations to purchase the Common Stock, the Preferred Stock or the Depositary Shares under the Stock Purchase Contract (the “Stock Purchase Units”); and
     8. Units comprised of one or more of the Common Stock, the Preferred Stock, the Debt Securities, the Depositary Shares, the Stock Purchase Contracts or the Stock Purchase Units (the “Units”).
     9. We collectively refer to the Common Stock, the Preferred Stock, the Debt Securities, the Depositary Shares, the Securities Warrants, the Stock Purchase Contracts, the Stock Purchase Units and the Units in the registration Statement and any Prospectus Supplement as the “Securities.” The Corporation is registering the Securities for offering and sale from time to time pursuant to Rule 415 under the Securities Act.
     In connection with this opinion, we have examined and relied upon the originals, or copies certified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. Insofar as this opinion letter relates to factual matters, we have assumed and without independent investigation that the statements of the Corporation contained in the registration statement are true and correct as to all factual matters stated therein.
     In rendering this opinion, we have assumed the genuineness and authenticity of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies, the accuracy, completeness and authenticity of certificates of public officials and the due authorization, execution and delivery of all documents where authorization, execution and delivery are prerequisites to the effectiveness of such documents, other than the due authorization, execution and delivery by the Corporation of an Indenture.

Board of Directors
F.N.B. Corporation

May 12, 2009
     We have assumed:
•	With respect to our opinion as to the Offered Common Stock, as defined below, that, at the time of issuance and sale, the Corporation has authorized and reserved and made available for issuance a sufficient number of shares of Common Stock and that the consideration for the issuance and sale of the Offered Common Stock is cash in an amount that is not less than the par value of the Common Stock;

•	With respect to our opinion as to the Offered Preferred Stock, as defined below, that, at the time of issuance and sale, the Corporation has authorized and reserved and made available for issuance a sufficient number of shares of Preferred Stock and that the consideration for the issuance and sale of the Offered Preferred Stock is cash in an amount that is not less than the par value of the Preferred Stock;

•	With respect to our opinion as to the Offered Depositary Shares, as defined below, that, at the time of issuance and sale, the Corporation has authorized, designated and reserved and made available for issuance a sufficient number of shares of Preferred Stock to be represented by the Offered Depositary Shares and that the consideration for the issuance and sale of such Offered Depositary Shares is cash in an amount that is not less than the par value of the Preferred Stock represented by the Offered Depositary Shares;

•	That any Depositary Receipts evidencing the Offered Depositary Shares and any Offered Warrants, as defined below, and the related deposit agreement and warrant agreements will be executed in the forms to be filed as exhibits to the Registration Statement;

•	With respect to Securities being issued upon conversion of any convertible Offered Preferred Stock or convertible Offered Depositary Shares, the applicable convertible Offered Preferred Stock or convertible Offered Depositary Shares will be duly authorized, validly issued, fully paid and nonassessable; and

•	With respect to any Securities being issued upon conversion of any convertible Offered Debt Securities, as defined below, or upon exercise of any Offered Warrants, or upon settlement of any Offered Contract Securities, as defined below, or Offered Purchase Units, as defined below, or Offered Unit Securities, as defined below, the applicable convertible Offered Debt Securities, Offered Warrants, Offered Contract Securities, Offered Purchase Units or Offered Unit Securities will be valid and legally binding obligations of the Corporation,

Board of Directors
F.N.B. Corporation

May 12, 2009
enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.
     We express our opinion solely with respect to the federal laws of the United States, the Florida Business Corporation Act (the “FBCA”) and, as to the Debt Securities constituting valid and legally binding obligations of the Corporation, the laws of the State of New York. We base our opinion on these laws as in effect on the date hereof, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed in the Registration Statement or any Prospectus Supplement or of any subsequent changes in applicable law. We are not rendering any opinion as to compliance with any federal or state antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.
     On the basis of the foregoing and in reliance thereon, and subject to the qualifications stated in this opinion, we are of the opinion that:
     1. With respect to the Common Stock offered under the Registration Statement (the “Offered Common Stock”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Common Stock by all necessary corporate action; (iii) the issuance and sale of the Offered Common Stock does not violate any applicable law or the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”), or the Corporation’s By-laws, as amended (the “By-laws”) or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation and (iv) the certificates for the Offered Common Stock have been duly executed by the Corporation, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the Offered Common Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Preferred Stock or convertible Offered Depositary Shares or convertible Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities, Offered Purchase Units or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.

Board of Directors
F.N.B. Corporation

May 12, 2009
     2. With respect to the Preferred Stock offered under the Registration Statement (the “Offered Preferred Stock”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any related Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Preferred Stock by all necessary corporate action; (iii) the issuance and sale of the Offered Preferred Stock does not violate any applicable law or the Articles of Incorporation or the By-laws or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation and (iv) the certificates for the Offered Preferred Stock have been duly executed by the Corporation, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the Offered Preferred Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Depositary Shares or convertible Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities, Offered Purchase Units or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.
     3. With respect to any Depositary Shares offered under the Registration Statement (the “Offered Depositary Shares”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any related Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Depositary Shares by all necessary corporate action; (iii) the issuance and sale of the Offered Depositary Shares does not violate any applicable law or the Articles of Incorporation or the By-laws or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation and (iv) the Depositary Receipts evidencing the Offered Depositary Shares have been duly executed by the Corporation, countersigned by the depositary therefor in accordance with the applicable deposit agreement and duly delivered to the purchasers thereof against payment therefor, then the Offered Depositary Shares, when issued and sold as contemplated in the Registration Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Preferred Stock or convertible Offered Debt Securities in accordance with their terms, or upon exercise of any Offered

Board of Directors
F.N.B. Corporation

May 12, 2009
Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities, Offered Purchase Units or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.
     4. With respect to any series of Debt Securities issued under an Indenture and offered under the Registration Statement (the “Offered Debt Securities”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any related Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Debt Securities by all necessary corporate action; (iii) the issuance and sale of the Offered Debt Securities does not violate any applicable law or the Articles of Incorporation or the By-laws or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation and (iv) the Offered Debt Securities have been duly executed and delivered by the Corporation and authenticated by the Trustee pursuant to an Indenture and duly delivered to the purchasers thereof against payment therefor, then the Offered Debt Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement or upon exercise of any Offered Warrants in accordance with their terms, will be valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.
     5. With respect to the Warrants offered under the Registration Statement (the “Offered Warrants”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any related Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Warrants by all necessary corporate action; (iii) the issuance and sale of the Offered Warrants does not violate any applicable law or the Articles of Incorporation or the By-laws or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation and (iv) the Offered Warrants have been duly executed and delivered by the Corporation and authenticated by the warrant agent therefor pursuant to the applicable warrant agreement and duly delivered to the purchasers thereof against payment therefor, then the Offered Warrants, when issued and sold as contemplated in the Registration

Board of Directors
F.N.B. Corporation

May 12, 2009
Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Preferred Stock or convertible Offered Depositary Shares or convertible Offered Debt Securities in accordance with their terms, will be valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.
     6. With respect to the Stock Purchase Contracts offered under the Registration Statement (the “Offered Contract Securities”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any related Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Contract Securities by all necessary corporate action; (iii) the issuance and sale of the Offered Contract Securities does not violate any applicable law or the Articles of Incorporation or By-laws or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation and (iv) the Corporation has duly executed and delivered the Offered Contract Securities against payment therefor, then the Offered Contract Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.
     7. With respect to the Stock Purchase Units offered under the Registration Statement (the “Offered Stock Purchase Units”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any related Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Stock Purchase Units by all necessary corporate action; (iii) the issuance and sale of the Offered Stock Purchase Units does not violate any applicable law or the Articles of Incorporation or By-laws or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or

Board of Directors
F.N.B. Corporation

May 12, 2009
governmental body having jurisdiction over the Corporation and (iv) the Corporation has duly executed and delivered the Offered Stock Purchase Units against payment therefor, then the Offered Stock Purchase Units, when issued and sold as contemplated in the Registration Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.
     8. With respect to the Units offered under the Registration Statement (the “Offered Unit Securities”), provided that (i) the Registration Statement has become effective under the Securities Act and the Prospectus and any related Prospectus Supplement required by applicable laws have been delivered as required by such laws; (ii) the Corporation has duly authorized the issuance of the Offered Unit Securities by all necessary corporate action; (iii) the issuance and sale of the Offered Unit Securities does not violate any applicable law or the Articles of Incorporation or By-laws or result in a default under or breach of any agreement or instrument binding upon the Corporation and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation and (iv) the Corporation has duly executed and delivered the Offered Unit Securities against payment therefor, then the Offered Unit Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and any related Prospectus Supplement and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.
     This opinion is to be used only in connection with the offer and sale of the Securities while the Registration Statement is in effect and may not be used, quoted or relied upon for any other purpose nor may this opinion be furnished to, quoted to or relied upon by any other person or entity, for any purpose, without our prior written consent.
     We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement in accordance with the requirements of Item 601(b)(5) of

Board of Directors
F.N.B. Corporation

May 12, 2009
Regulation S-K under the Securities Act and to the use of this firm’s name therein and in the related prospectus under the caption “Validity of Securities.”

Sincerely, DUANE MORRIS LLP
By:	/s/ Frederick W. Dreher
A partner

cc:	Brian F. Lilly James G. Orie